RYDEX SERIES FUNDS

Inverse Government Long Bond Strategy Fund

Supplement dated January 26, 2011
to the
Prospectuses of the above listed Fund dated August 1, 2010

This supplement provides new and additional information beyond that contained in the Inverse Government Long Bond Strategy Fund’s Prospectuses, dated August 1, 2010 (the “Prospectuses”) and should be read in conjunction with the Prospectuses.

As disclosed in the Prospectuses, the Inverse Government Long Bond Strategy Fund (the “Fund”) seeks to achieve its investment objective by engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts.

In response to recent market conditions, the Fund’s investment adviser, Rydex Investments (the “Advisor”), has employed the use of short sales to a more significant extent than investments in derivatives to seek to achieve the Fund’s investment objective. As a result, the Fund is expected to incur additional short interest expense of approximately 2.50% for the current fiscal year. Because the Fees and Expenses table in the Fund’s Prospectuses reflects the prior fiscal year’s fees and expenses, this additional short interest expense is not currently reflected in that table.

 “Short interest expense” occurs because the Fund must pay out the coupon rate of a security sold short to the purchaser and records this as an expense. Short interest expense is offset – in its entirety or in part – by the income derived from the short sale and/or by earnings on the proceeds of the short sale. Short interest expense is not a fee charged to the shareholder by the Advisor, SGI or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. Thus, the addition of the short interest expense to the Fund’s fees and expenses is not expected to materially affect the cost of owning shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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